Protective foundation	6 Months Ended
Jun. 30, 2022
Protective foundation
Protective foundation

Protective foundation

According to the articles of association of the Company, up to 110,000,000 common shares and up to 110,000,000 preferred shares with a nominal value of €0.12 per share are authorized to be issued. All shares are registered shares. No share certificates shall be issued.

In order to deter acquisition bids, the Company's general meeting of shareholders approved the right of an in-dependent foundation under Dutch law, or protective foundation, to exercise a call option pursuant to the call option agreement, upon which preferred shares will be issued by the Company to the protective foundation of up to 100% of the Company’s issued capital held by others than the protective foundation, minus one share. The protective foundation is expected to enter into a finance arrangement with a bank or, subject to applicable restrictions under Dutch law, the protective foundation may request us to provide, or cause the Company’s subsidiaries to provide, sufficient funding to the protective foundation to enable it to satisfy its payment obligation under the call option agreement.

These preferred shares will have both a liquidation and dividend preference over the Company's common shares and will accrue cash dividends at a pre-determined rate. The protective foundation would be expected to require us to cancel its preferred shares once the perceived threat to the Company and its stakeholders has been removed or sufficiently mitigated or neutralized. We believe that the call option does not represent a significant fair value based on a Level 3 valuation, since the preference shares are restricted in use and can be cancelled by us.

In the three and six months ended June 30, 2022, the Company expensed €15 thousand and €30 thousand, respectively, of ongoing costs to reimburse expenses incurred by the protective foundation.